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                                                          GE Institutional Funds
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                       SUPPLEMENT DATED SEPTEMBER 15, 2000
   TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 28, 2000


Effective October 1, 2000, GE Asset Management Incorporated, the Investment Adviser to the Mid-Cap Value Equity Fund (the "Fund"), will assume day-to-day portfolio management responsibility from NWQ Investment Management Company, the current sub-adviser to the Fund. Accordingly, all references to NWQ within the Prospectus and Statement of Additional Information will be superseded.

Effective October 1, 2000, Ralph E. Whitman will be portfolio manager of the Fund. The biography of Ralph E. Whitman on page 52 of the Prospectus within the section titled "About the Investment Adviser-About the Funds' Portfolio Managers" is revised as follows:

         Ralph E. Whitman is a Senior Vice President of GE Asset Management and portfolio manager of the Mid-Cap Growth Fund (since December 1998) and Portfolio Manager of the GE Mid-Cap Value Equity Fund (beginning October 2000). He joined GE Asset Management in 1987 as an Equity Analyst. He became Vice President for U.S. Equity Investments in 1995 and Senior Vice President for U.S. Equity Portfolios in 1998.

There is no change to the investment objective and principal investment strategies of the Fund as stated in the Prospectus and Statement of Additional Information. However, the second and third sentences of the first paragraph on page 12 of the Prospectus are replaced by the following sentence:

         The Fund defines mid-cap companies to mean companies with capitalizations in the range included in the S&P MidCap Index, $88 million to $13.72 billion as of June 30, 2000.

The first sentence in the third paragraph on page 12 of the Prospectus is revised as follows:

         The Fund also may invest to a lesser extent in foreign securities, initial public offerings and debt securities.